PAGE 1
1996 ANNUAL REPORT

IDS New Dimensions Fund
(prospectus enclosed)

(Icon of) A dimension

The goal of IDS New Dimensions Fund, Inc. is long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

AMERICAN
EXPRESS
Financial
Advisors

Distributed by American Express Financial Advisors Inc.
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PAGE 2

(Icon of) A dimension

Fast-track stocks

What type of stock has been the driving force behind the dramatic increases posted by U.S. and foreign stock markets in recent years? The answer is growth stocks -- that is, stocks of companies that have a track record of increasing their business and profits at a rapid pace. These companies, some large and well-known, others smaller and newly discovered, form the foundation of IDS New Dimensions Fund. The Fund looks for companies from around the world that not only have a history of continuous growth, but are believed to be poised to continue growing over the long term due to their management, marketing innovation and/or technological advances.
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PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1996 annual report

From the president                                  4
From the portfolio manager                          4
Ten largest holdings                                6
Making the most of the Fund                         7
Long-term performance                               8
Independent auditors' report (Fund)                 9
Financial statements (Fund)                         10
Notes to financial statements (Fund)                13
Independent auditors' report (Portfolio)            18
Financial statements (Portfolio)                    19
Notes to financial statements (Portfolio)           22
Investments in securities                           30
IDS mutual funds                                    35
Federal income tax information                      38

1996 prospectus

The Fund in brief                                   3p
Goal                                                3p
Investment policies and risks                       3p
Structure of the Fund                               4p
Manager and distributor                             4p
Portfolio manager                                   5p
Alternative purchase arrangements                   5p

Sales charge and Fund expenses                      6p

Performance                                         8p
Financial highlights                                8p
Total returns                                      10p

Investment policies and risks                      13p
Facts about investments and their risks            13p
Valuing Fund shares                                16p

How to purchase, exchange or redeem shares         17p
Alternative purchase arrangements                  17p
How to purchase shares                             20p
How to exchange shares                             23p
How to redeem shares                               23p
Reductions and waivers of the sales charge         28p

Special shareholder services                       33p
Services                                           33p
Quick telephone reference                          33p
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PAGE 4
Distributions and taxes                            34p
Dividend and capital gain distributions            34p
Reinvestments                                      35p
Taxes                                              35p
How to determine the correct TIN                   37p

How the Fund is organized                          38p
Shares                                             38p
Voting rights                                      38p
Shareholder meetings                               38p
Special considerations regarding
 master/feeder structure                           39p
Board members and officers                         41p
Investment manager                                 43p
Administrator and transfer agent                   43p
Distributor                                        44p

About American Express Financial Corporation       45p
General information                                45p

Appendix                                           46p
Descriptions of derivative instruments             46p

PAGE 5
To our shareholders

(Photo of) William R. Pearce, President of the Fund
(Photo of) Gordon M. Fines, Portfolio manager

From the president

The volatility in the stock market in recent months has put some investors, even experienced ones, on edge. Although no one can know exactly what will happen next, history tells us that ups and downs are intrinsic to stock investing.

But history also shows that changing strategies with every twist and turn of the market is an impractical and, worse yet, typically unproductive way to invest. What matters more, therefore, is how we react to market volatility.

If we take a long-term view and accept the downs with the ups, we improve our chances of success. For in the investment world, the race most often goes not to the swift, but to the persistent.

Along the way, of course, you'll still want to review your investment program to make sure it's on track to achieving your financial goals. Your American Express financial advisor will help you do just that, and I suggest you take advantage of his or her services on a regular basis.

On May 13, 1996, the Fund began investing its assets in Growth Portfolio instead of directly in securities of individual companies. Following the portfolio manager's letter are the financial statements of both the Fund and Portfolio. The notes to the financials and the prospectus go into more detail of how the new structure works.

William R. Pearce

From the portfolio manager

IDS New Dimensions Fund recorded a double-digit gain during the past 10 months (October 1995 through July 1996), as the stock market advanced for most of the period. For Class A shareholders of the Fund, the result was a 12.2% total return. (A substantial portion of the return came in the form of a capital gain, which was paid to shareholders last December and reduced the Fund's net asset value by a like amount at that time.) This report also marks a change in the Fund's fiscal year, which now ends on July 31.

Thanks to a low inflation rate, low interest rates and moderate economic growth, stocks found the environment largely to their liking for the first several months of the period. The relatively few setbacks proved to be both modest and fleeting, as the market quickly righted itself in the wake of occasional negative news.

Growth is good

Although a variety of stocks performed positively, those of growth companies were most often at the forefront, as their generally strong earnings attracted an increasing amount of investors'

PAGE 6
capital. To the particular benefit of this Fund, growth stocks in the amount of investors' capital. To the particular benefit of this Fund, growth stocks in the technology/telecommunications, health care and financial services sectors -- which have formed the foundation of the portfolio for some time -- recorded many of the most impressive gains. Although I continue to be optimistic about the long-term prospects of technology-related companies, I did reduce the exposure to personal computer manufacturers, whose near-term potential appears questionable.

The portfolio also enjoyed good results from stocks of agri-business companies, including seed, fertilizer and chemical producers. This is a relatively new investment theme in the portfolio that I began to develop late last year. Monsanto, an agri-chemical supplier that we added to the portfolio, is a good example of the type of company that appears likely to benefit from less-developed countries' desire to improve their diets.

Summer slump

The news wasn't all good, though, during the past fiscal period.
By summer, stocks had begun to stall out under the weight of higher long-term interest rates, and by July, they were in rapid retreat. Growth stocks, especially those of technology-related companies, found themselves under particular pressure. Although the cash reserves in the portfolio (about 11% of assets) provided some cushion against the downturn, the portfolio was forced to give back a substantial portion of its gain for the period.

At this point (mid-August), questions about the direction of long-term interest rates and corporate earnings have yet to be answered. I expect this uncertainty will continue for a time yet, which could well present a hurdle for the stock market. Looking longer-term, I think the fundamentals remain favorable, but I suspect investors will have to be content with less robust returns than they've enjoyed in recent years.

Gordon Fines

Class A

10-month performance
(All figures per share)

Net asset value (NAV)
____________________________
July 31, 1996         $18.54
____________________________
Sept. 30, 1995        $17.24
____________________________
Increase              $ 1.30
____________________________

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PAGE 7
Distributions
Oct. 1, 1995 - July 31, 1996
____________________________
From income           $ 0.15
____________________________
From capital gains    $ 0.60
____________________________
Total distributions   $ 0.75
____________________________
Total return*         +12.2%**
____________________________

Class B

10-month performance
(All figures per share)

Net asset value (NAV)
____________________________
July 31, 1996         $18.38
____________________________
Sept. 30, 1995        $17.18
____________________________
Increase              $ 1.20
____________________________

Distributions
Oct. 1, 1995 - July 31, 1996
____________________________
From income           $ 0.11
____________________________
From capital gains    $ 0.60
____________________________
Total distributions   $ 0.71
____________________________
Total return*         +11.5%**
____________________________

Class Y

10-month performance
(All figures per share)

Net asset value (NAV)
____________________________
July 31, 1996         $18.56
____________________________
Sept. 30, 1995        $17.26
____________________________
Increase              $ 1.30
____________________________

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PAGE 8
Distributions
Oct. 1, 1995 - July 31, 1996
____________________________
From income           $ 0.17
____________________________
From capital gains    $ 0.60
____________________________
Total distributions   $ 0.77
____________________________
Total return*         +12.3%**
____________________________

 *The prospectus discusses the effect of
  sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.

PAGE 9

Growth Trends Portfolio

The Portfolio's ten largest holdings

(Pie chart)
The ten holdings listed here make up 25.91% of the Portfolio's net assets.

________________________________________________________________________________________________________

                                                                          Percent                  Value
                                                       (of Portfolio's net assets)  (as of July 31, 1996)
________________________________________________________________________________________________________
Cisco Systems                                                               3.62%           $310,500,000
A leading designer and builder of devices that link personal computers for application in the fast-growing business network market.

General Electric                                                            3.07             263,600,000
A diversified company with interests in manufacturing, broadcasting
(NBC), financial services and technology.

Citicorp                                                                    3.05             262,000,000
The parent of Citibank, the largest bank in the U.S., it has a substantial worldwide corporate and retail banking presence.

Pfizer                                                                      2.77             237,575,000
A leading producer of pharmaceuticals, hospital products,
animal health items, non-prescription medications and
specialty chemicals.

Intel                                                                       2.63             225,375,000
The world's number one semiconductor manufacturer, Intel produces microcomputer components, modules and systems.

Monsanto                                                                    2.55             218,750,000
This company and its subsidiaries manufacture and sell a diverse line of agricultural products; chemical products, including plastics and manufactured fibers; pharmaceuticals; and food products, including low-calorie sweeteners.

Boeing                                                                      2.16             185,850,000
The largest producer of commercial aircraft in the free world with over
50% of the market.

First Data                                                                  2.08             178,537,500
Operates in one business segment providing high-quality, high-volume information processing and related services to specific client groups:
the transaction card, payment instruments, teleservices, mutual funds, health care, receivables and information management industries.

Johnson & Johnson                                                           2.00             171,900,000
A major producer of health-care products, including consumer products, medical and dental devices and products and a wide variety of ethical and over-the-counter drugs.

ConAgra                                                                     1.98             170,000,000
Engaged in a variety of basic food businesses, including
feed and fertilizer, grain processing and merchandising,
agricultural chemicals, worldwide trading, fresh and processed red meats, poultry products, and frozen prepared foods and seafood.

PAGE 10
Making the most of the Fund

Average annual total return
(as of July 31, 1996)

                1 year    Since inception*    5 years    10 years

Class A         +10.67%            --%        +14.02%    +15.07%
Class B         +10.65%        +21.70%            --%        --%
Class Y         +16.68%        +25.54%            --%        --%

*Inception date was March 20, 1995.

The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A and Class B reflect the effect of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00 XXXXX
Feb          100          16            5.56 XXXXXx
March        100          17            5.88 XXXXXx
April        100          16            6.67 XXXXXXx
May          100          16            6.25 XXXXXXx
June         100          18            5.56 XXXXXx
July         100          17            5.88 XXXXXx
Aug          100          19            5.26 XXXXXx
Sept         100          21            4.76 XXXXx
Oct          100          20            5.00 XXXXX

(footnotes to table) By investing an equal number of dollars each month...
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PAGE 11
(arrow in table pointing to April) you automatically buy more shares when the per share market price is low...

(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

PAGE 12
The Fund's long-term performance

Three ways to benefit from a mutual fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

How your $10,000 has grown in IDS New Dimensions Fund

                                                           $40,767
$40,000                                        New Dimensions Fund
                                                           Class A

$30,000                                                 S&P 500
                                                    Stock Index

                                           Lipper Growth
                                              Fund Index
$20,000


$9,500

'86   '87    '88   '89   '90    '91   '92    '93   '94    '95   '96

Average annual total return
(as of July 31, 1996)

                1 year    Since inception*    5 years    10 years

Class A         +10.67%            --%        +14.02%    +15.07%
Class B         +10.65%        +21.70%            --%        --%
Class Y         +16.68%        +25.54%            --%        --%

**Inception date was March 20, 1995.

Assumes: Holding period from 8/1/86 to 7/31/96. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund, with a value of $25,185. Also see "Performance" in the Fund's current prospectus.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P companies are generally larger than those in which the Fund invests.

PAGE 13
Lipper Growth Fund Index, published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to this Fund, although some funds in the index may have somewhat different investment policies or objectives.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Growth Fund Index. In comparing New Dimensions Fund to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes. If you were actually to buy individual stocks or growth mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Independent auditors' report

The board and shareholders
IDS New Dimensions Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of IDS New Dimensions Fund, Inc. as of July 31, 1996, and the related statement of operations for the ten-month period then ended and the statements of changes in net assets for the ten-month period ended July 31, 1996 and the year ended September 30, 1995, and the financial highlights for the ten-month period ended July 31, 1996 and for each of the years in the ten-year period ended September 30, 1995. These financial statements and the financial highlights are the responsibility of fund management.
Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS New Dimensions Fund, Inc. at July 31, 1996, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
September 6, 1996

PAGE 15

Statement of assets and liabilities
IDS New Dimensions Fund, Inc.
July 31, 1996


Assets
Investment in Growth Trends Portfolio (Note 1)                                      $8,560,236,452
Total assets                                                                         8,560,236,452

Liabilities
Disbursements in excess of cash on demand deposit                                            4,432
Accrued distribution fee                                                                    11,906
Accrued service fee                                                                         29,193
Accrued transfer agency fee                                                                 28,509
Accrued administrative services fee                                                          8,539
Other accrued expenses                                                                     977,669
Total liabilities                                                                        1,060,248
Net assets applicable to outstanding capital stock                                  $8,559,176,204

Represented by
Capital stock -- authorized 10,000,000,000 shares of $.01 par value                 $    4,618,125
Additional paid-in-capital                                                           6,073,895,611
Undistributed net investment income                                                     36,187,086
Accumulated net realized gain (Note 1)                                                 266,762,530
Unrealized appreciation of investments                                               2,177,712,852
Total - representing net assets applicable to outstanding capital stock              8,559,176,204
Net assets applicable to outstanding shares:           Class A                      $5,625,868,997
                                                       Class B                      $  593,497,390
                                                       Class Y                      $2,339,809,817
Net asset value per share of outstanding capital stock:Class A shares 303,463,317   $        18.54
                                                       Class B shares  32,283,002   $        18.38
                                                       Class Y shares 126,066,164   $        18.56
See accompanying notes to financial statements.

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PAGE 16

Statement of operations
IDS New Dimensions Fund, Inc.
Ten months ended July 31, 1996
                                                               Oct. 1, 1995 to   May 13, 1996 to
                                                                May 12, 1996      July 31, 1996    Total
                                                               (Notes 1 and 5)
Investment income
Income:
  Interest                                                       $ 30,498,568  $  12,065,824  $ 42,564,392
  Dividends                                                        48,412,633     20,390,020    68,802,653 *
Total income                                                       78,911,201     32,455,844   111,367,045

Expenses (Note 2):
Investment management services fee                                 25,565,271             --    25,565,271
Distribution fee -- Class B                                         1,287,734        898,655     2,186,389
Transfer agency fee                                                 5,546,585      2,262,070     7,808,655
Incremental transfer agency fee -- Class B                             29,093         17,407        46,500
Service fee
   Class A                                                          5,253,546      2,206,914     7,460,460
   Class B                                                            299,676        209,485       509,161
Administrative services fee                                         1,721,130        717,228     2,438,358
Compensation of board members                                          84,873         25,346       110,219
Compensation of officers                                               48,007          3,524        51,531
Custodian fees                                                        263,008             --       263,008
Postage                                                               217,165         72,389       289,554
Registration fees                                                     695,687        171,917       867,604
Reports to shareholders                                               232,470         64,955       297,425
Audit fees                                                             28,798          1,528        30,326
Administrative                                                         26,962          8,988        35,950
Other                                                                  41,431          6,162        47,593
Total expenses                                                     41,341,436      6,666,568    48,008,004
  Earnings credits on cash balances (Note 5)                          (16,175)            --       (16,175)
                                                                   41,325,261      6,666,568    47,991,829
Expenses, including investment management services fee
   allocated from Growth Trends Portfolio                                  --     11,791,327    11,791,327
Total net expenses                                                 41,325,261     18,457,895    59,783,156
Investment income -- net                                           37,585,940     13,997,949    51,583,889

Realized and unrealized gain (loss) -- net
Net realized gain on security transactions                        280,525,097     45,442,725   325,967,822
Net change in unrealized appreciation or depreciation             611,005,528   (147,891,553)  463,113,975
Net gain (loss) on investments                                    891,530,625   (102,448,828)  789,081,797
Net increase (decrease) in net assets resulting from operations  $929,116,565  $ (88,450,879) $840,665,686

*Includes net of foreign taxes withheld of $476,797.

See accompanying notes to financial statements.

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PAGE 17

Statement of changes in net assets
IDS New Dimensions Fund, Inc.


Operations and distributions                                     July 31, 1996    Sept. 30, 1995
                                                                   Ten-month        Year ended
                                                                  period ended
Investment income - net                                        $   51,583,889    $   56,020,175
Net realized gain on investments                                  325,967,822       188,034,728
Net change in unrealized appreciation or depreciation             463,113,975     1,122,806,020
Net increase in net assets resulting from operations              840,665,686     1,366,860,923

Distributions to shareholders from:
  Net investment income
     Class A                                                      (39,448,269)      (37,824,704)
     Class B                                                       (1,492,148)               --
     Class Y                                                      (19,131,175)               --
  Net realized gain
     Class A                                                     (162,150,758)     (161,781,539)
     Class B                                                       (8,111,389)               --
     Class Y                                                      (68,560,165)               --
  Excess distributions of realized gain
     Class A                                                               --           (10,005)
Total distributions                                              (298,893,904)     (199,616,248)

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                      1,078,880,570     1,277,766,445
   Class B shares                                                 442,410,073       139,503,525
   Class Y shares                                                 862,302,096     1,678,216,434
Reinvestment of distributions at net asset value
   Class A shares                                                 198,597,094       197,521,609
   Class B shares                                                   9,572,264                --
   Class Y shares                                                  87,691,340                --
Payments for redemptions
   Class A shares                                                (593,204,599)   (2,058,310,273)
   Class B shares (Note 2)                                        (24,532,266)       (2,112,953)
   Class Y shares                                                (560,414,845)     (180,172,610)
Increase in net assets from capital share transactions          1,501,301,727     1,052,412,177
Total increase in net assets                                    2,043,073,509     2,219,656,852
Net assets at beginning of period                               6,516,102,695     4,296,445,843
Net assets at end of period
    (including undistributed net investment income of
    $36,187,086 and $44,674,789)                               $8,559,176,204    $6,516,102,695

See accompanying notes to financial statements.

The board of trustees and unitholders
Growth Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Trends Portfolio (a series of Growth Trust) as of July 31, 1996, and the related statements of operations and changes in net assets for the period from May 13, 1996 (commencement of operations) to July 31, 1996. These financial statements are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth Trends Portfolio at July 31, 1996, and the results of its operations and the changes in its net assets for the period from May 13, 1996 (commencement of operations) to July 31, 1996, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
September 6, 1996

PAGE 19

Statement of assets and liabilities
Growth Trends Portfolio
July 31, 1996


Assets
Investments in securities, at value (Note 1)
Investments in securities of unaffiliated issuers
 (identified cost $6,336,887,547)                           $8,454,639,876
Investments in securities of affiliated issuers
 (identified cost $72,334,647)                                 133,031,250
Cash in bank on demand deposit                                   3,393,915
Dividends and accrued interest receivable                        7,099,993
Receivable for investment securities sold                       37,289,090
U.S. government securities held as collateral (Note 4)             640,540
Total assets                                                 8,636,094,664

Liabilities
Payable for investment securities purchased                     45,520,458
Payable upon return of securities loaned (Note 4)                5,018,140
Accrued investment management services fee                         561,398
Other accrued expenses                                             155,470
Total liabilities                                               51,255,466

Net assets                                                  $8,584,839,198

See accompany notes to financial statements.

PAGE 20

Statement of Operations
Growth Trends Portfolio
For the period from May 13, 1996
(commencement of operations) to July 31, 1996

Investment income

Income:
Interest                                                    $   12,099,456
Dividends (net of foreign taxes withheld of $73,091)            20,448,561
Total income                                                    32,548,017

Expenses (Note 2):
Investment management services fee                              11,544,754
Compensation of board members                                       10,250
Custodian fees                                                     256,677
Audit fees                                                           4,582
Administrative                                                       2,892
Other                                                               11,403
Total  expenses                                                 11,830,558
   Earnings credits on cash balances (Note 2)                       (6,141)
Total net expenses                                              11,824,417
Investment income -- net                                        20,723,600

Realized and unrealized gain (loss) -- net
Net realized gain on security transactions (Note 3)             44,047,563
Net change in unrealized appreciation or depreciation         (147,155,473)
Net loss on investments                                       (103,107,910)
Net decrease in net assets resulting from operations        $  (82,384,310)

See accompanying notes to financial statements.

PAGE 21

Statement of changes in net assets
Growth Trends Portfolio
For the period from May 13, 1996
(commencement of operations) to July 31, 1996

Operations and distributions

Investment income -- net                                    $   20,723,600
Net realized gain on investments                                44,047,563
Net change in unrealized appreciation or depreciation         (147,155,473)
Net decrease in net assets resulting from operations          (103,107,910)

Net contributions                                            8,667,223,508

Total increase in net assets                                 8,584,839,198
Net assets at beginning of period (Note 1)                              --
Net assets at end of period                                 $8,584,839,198

See accompanying notes to financial statements.

PAGE 22
IDS New Dimensions Fund

Prospectus
Sept. 27, 1996


The goal of IDS New Dimensions Fund, Inc. is long-term growth of capital.

The Fund seeks to achieve its goal by investing all of its assets in Growth Trends Portfolio of Growth Trust. The Portfolio is a separate investment company managed by American Express Financial Corporation that has the same goal as the Fund. This arrangement is commonly known as a master/feeder structure.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Fund are in a Statement of Additional
Information (SAI), filed with the Securities and Exchange
Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site
(http://www.sec.gov). The SAI, dated Sept. 27, 1996, is incorporated here by reference. For a free copy, contact American Express Shareholder Service.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN THE FUND INVOLVE INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
612-671-3733
TTY:  800-846-4852

PAGE 23
Table of Contents

The Fund in brief
       Goal
       Investment policies and risks
       Structure of the Fund
       Manager and distributor
       Portfolio manager
       Alternative purchase arrangements

Sales charge and Fund expenses

Performance
       Financial highlights
       Total returns

Investment policies and risks
       Facts about investments and their risks
       Valuing Fund shares

How to purchase, exchange or redeem shares
       Alternative purchase arrangements
       How to purchase shares
       How to exchange shares
       How to redeem shares
       Reductions and waivers of the sales charge

Special shareholder services
       Services
       Quick telephone reference

Distributions and taxes
       Dividend and capital gain distributions
       Reinvestments
       Taxes
       How to determine the correct TIN

How the Fund is organized
       Shares
       Voting rights
       Shareholder meetings
       Special considerations regarding master/feeder structure
       Board members and officers
       Investment manager
       Administrator and transfer agent
       Distributor

About American Express Financial Corporation
       General information

Appendix
       Descriptions of derivative instruments

PAGE 24
The Fund in brief

Goal

IDS New Dimensions Fund (the Fund) seeks to provide shareholders with long-term growth of capital. It does so by investing all of its assets in the Growth Trends Portfolio (the Portfolio) of Growth Trust (the Trust). Both the Fund and the Portfolio are diversified investment companies that have the same goal. Because any investment involves risk, achieving this goal cannot be guaranteed. Goals can be changed only by holders of a majority of outstanding securities.

The Fund may withdraw its assets from the Portfolio at any time if the board determines that it is in the best interests of the Fund to do so. In that event, the Fund would consider what action should be taken, including whether to retain an investment advisor to manage the Fund's assets directly or to reinvest all of the Fund's assets in another pooled investment entity.

Investment policies and risks

Both the Fund and Portfolio have the same investment policies. Accordingly, the Portfolio invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth. These companies usually operate in areas where dynamic economic and technological changes are occurring. The Portfolio also invests in preferred stocks, debt securities, derivative instruments and money market instruments. Some of the investments may be considered speculative and involve additional investment risks.

Structure of the Fund

This Fund uses what is commonly known as a master/feeder structure. This means that it is a feeder fund that invests all of its assets in the Portfolio which is its master fund. The Portfolio actually invests in and manages the securities and has the same goal and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure". Here is an illustration of the structure:

                              Investors
                            buy shares in
                              the Fund

                              The Fund
                             invests in
                            the Portfolio

                      The Portfolio invests in
                      securities, such as stocks
                              or bonds

PAGE 25
Manager and distributor

The Portfolio is managed by American Express Financial Corporation
(AEFC), a provider of financial services since 1894. AEFC currently manages more than $51 billion in assets. Shares of the Fund are sold through American Express Financial Advisors Inc., a wholly owned subsidiary of AEFC.

Portfolio manager

Gordon Fines joined AEFC in 1981 and serves as vice president and senior portfolio manager. He has managed the assets of the Fund since 1991 and serves as portfolio manager of the Portfolio. He also is portfolio manager of IDS Life Growth Dimensions Fund and leads the growth team for AEFC.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares and include expenses charged by the Fund and the Portfolio. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses
                                     Class A    Class B     Class Y

Maximum sales charge on purchases*
(as a percentage of offering price)..... 5%         0%          0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)...0%         5%          0%

Annual Fund and allocated Portfolio operating expenses+
(% of average daily net assets):

                                       Class A   Class B   Class Y
Management fee**                        0.57%     0.57%     0.57%
12b-1 fee                               0.00%     0.75%     0.00%
Other expenses***                       0.37%     0.39%     0.20%
Total****                               0.94%     1.71%     0.77%

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge."
**The management fee is paid by the Trust on behalf of the Portfolio. It includes the impact of a performance fee that

PAGE 26
increased the management fee by 0.03% in fiscal 1996.
***Other expenses include an administrative services fee, a shareholder services fee for Class A and Class B, a transfer agency fee and other non-advisory expenses. Expense ratios are based on total expenses of the Fund before applying earnings credit on cash balances.
****The Fund changed to a master/feeder structure on May 13, 1996. The Board considered whether the aggregate expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the type of securities being held by the Portfolio. American Express Financial Corporation has agreed to pay the small additional costs required to use a master/feeder structure to manage the investment portfolio during the first year of its operation and half of such costs in the second year. These additional costs may be more than offset in subsequent years if the assets being managed increase.
+ Expenses are based on actual annualized expenses for the period from Oct. 1, 1995 to July 31, 1996.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                    1 year       3 years      5 years   10 years
Class A             $59          $78          $ 99      $160
Class B             $67          $94          $113      $177**
Class B*            $17          $54          $ 93      $177**
Class Y             $ 8          $25          $ 43      $ 96

*Assuming Class B shares are not redeemed at the end of the period. **Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

PAGE 27
Performance

Financial highlights

Financial highlights

                      IDS New Dimensions Fund, Inc.

                      Performance
                      Financial highlights

                      Fiscal period ended July 31,
                      Per share income and capital changes*

                      Class A
                        1996**   1995    1994    1993    1992   1991     1990    1989   1988   1987   1986
Net asset value,       $17.24   $14.06  $14.87  $12.57  $12.01  $9.45   $10.45   $7.94  $9.84  $8.16  $8.08
beginning of period

                      Income from investment operations:
Net investment
 income                   .17      .16     .09     .06     .06    .15      .24     .16    .14    .16    .17

Net gains (losses)       1.88     3.64    (.18)   3.01    1.13   3.59     (.52)   2.39  (1.12)  3.19   2.27
(both realized
and unrealized)

Total from investment    2.05     3.80    (.09)   3.07    1.19   3.74     (.28)   2.55   (.98)  3.35   2.44
operations

                      Less distributions:
Dividends from net       (.15)    (.12)   (.07)   (.04)   (.14)  (.22)    (.19)   (.04)  (.12)  (.16)  (.18)
investment income

Distributions from       (.60)    (.50)   (.65)   (.73)   (.49)  (.96)    (.53)     --   (.80) (1.51) (2.18)
realized gains

Total distributions      (.75)    (.62)   (.72)   (.77)   (.63) (1.18)    (.72)   (.04)  (.92) (1.67) (2.36)

Net asset value,       $18.54   $17.24  $14.06  $14.87  $12.57 $12.01    $9.45  $10.45  $7.94  $9.84  $8.16
end of period

                      Ratios/supplemental data

                      Class A
                        1996**   1995    1994    1993    1992   1991    1990     1989   1988   1987   1986

Net assets, end of     $5,626   $4,575  $4,296  $3,544  $2,253  $1,553  $815     $762   $636   $759   $510
period (in millions)

Ratio of expenses to     .94%+   .90%    .90%    .92%    .95%   .90%    .88%    .82%   .87%   .79%  .63%
average daily net
assets #

Ratio of net income      .78%+  1.07%   0.75%   0.51%   0.57%  1.65%   2.43%   1.70%  1.65%  1.60% 1.68%
to average daily net
assets

Total return ++          12.2%  28.4%   (.7%)   25.1%    9.6%  43.3%  (2.8%)   32.4% (9.7%)  41.0% 30.2%

Portfolio turnover rate     41%    54%     48%     60%     75%    81%     91%     67%   119%   113%  128%
(excluding short-term
securities) for  the
underlying Portfolio

 *For a share outstanding throughout the period.  Rounded to the nearest cent.
**The Fund's fiscal year-end was changed from Sept. 30 to July 31, effective 1996.
 +Adjusted to an annual basis.
++Total return does not reflect payment of a sales charge.
 #Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

PAGE 28

                      IDS New Dimensions Fund, Inc.

                      Performance
                      Financial highlights

                      Fiscal period ended July 31,
                      Per share income and capital changes*

                       Class B                  Class Y
                        1996**  1995***          1996**  1995***

Net asset value,       $17.18   $14.21          $17.26   $14.21
beginning of period

                      Income from investment operations:
Net investment income
 (loss)                   .03      .02             .19      .10

Net gains(losses)        1.88     2.95            1.88     2.95
(both realized
and unrealized)

Total from investment    1.91     2.97            2.07     3.05
operations

                      Less distributions:
Dividends from net       (.11)      --            (.17)      --
investment income

Distributions from       (.60)      --            (.60)      --
realized gains

Total distributions      (.71)      --            (.77)      --


Net asset value,       $18.38   $17.18          $18.56   $17.26
end of period

                      Ratios/supplemental data

                       Class B                  Class Y
                        1996**  1995***          1996**  1995***
Net assets, end of      $593    $150            $2,340  $1,792
period (in millions)

Ratio of expenses to    1.71%+  1.72%+             .77%+   .76%+
average daily net
assets #

Ratio of net income      .01%+   .33%+             .95%+  1.26%+
to average daily net
assets

Total return++          11.5%   20.9%             12.3%   21.5%

Portfolio turnover rate   41%     54%               41%     54%
(excluding short-term
securities) for the
underlying Portfolio

  *For a share outstanding throughout the period.  Rounded to the nearest cent.
 **The Fund's fiscal year-end was changed from Sept. 30 to July 31, effective 1996.
***Inception date was March 20, 1995 for Class B and Class Y.
  +Adjusted to an annual basis.
 ++Total return does not reflect payment of a sales charge.
  #Effective fiscal year 1996, expense ratios are based on total expenses of the Fund before reduction of earnings credit on cash balances.

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors.
The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

PAGE 29
Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of July 31, 1996

Purchase                 1 year    Since        5 years    10 years
made                     ago       inception*   ago        ago
IDS New Dimensions Fund:
  Class A                +10.67%       --       +14.02%    +15.07%
  Class B                +10.65%   +21.70%          --         --
  Class Y                +16.68%   +25.54%          --         --

S&P 500                  +16.39%   +22.88%      +13.61%    +13.94%

Lipper Growth
Fund Index               + 8.89%   +16.01%      +12.30%    +12.21%

*Inception date was March 20, 1995.

Cumulative total returns as of July 31, 1996

Purchase                 1 year    Since        5 years    10 years
made                     ago       inception*   ago        ago
IDS New Dimensions Fund:
  Class A                +10.67%       --       +92.89%    +307.67%
  Class B                +10.65%   +30.76%          --          --
  Class Y                +16.68%   +36.47%          --          --

S&P 500                  +16.39%   +31.72%      +89.30%    +268.84%

Lipper Growth
Fund Index               + 8.89%   +22.83%      +78.63%    +216.45%

*Inception date was March 20, 1995.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of popular indexes for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.

PAGE 30
For purposes of calculation, information about the Fund assumes:
o      a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o      no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Growth Fund Index, an unmanaged index published by Lipper
Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Investment policies and risks

The Fund and the Portfolio have the same investment policies. The Portfolio invests primarily in common stocks of U.S. and foreign corporations showing potential for significant growth. These companies usually operate in areas where dynamic economic and technological changes are occurring. They also may exhibit excellence in technology, marketing or management. Other investments include debt securities, preferred stocks, derivative instruments and money market instruments.

The various types of investments the portfolio manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Common stocks: Stock prices are subject to market fluctuations. Stocks of companies experiencing significant growth and operating in areas of financial and technological change may be subject to more abrupt or erratic price movements than the stock market as a whole. While most of the Portfolio's investments are in established companies having adequate financial reserves, some investments involve substantial risk and may be considered speculative.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or

PAGE 31
downgraded. The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due. These bonds have greater price fluctuations and are more likely to experience a default. The Portfolio will not invest more than 5% of its net assets in bonds below investment grade. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the Portfolio's investment manager believes it is advantageous to do so.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the Portfolio holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The Portfolio may invest up to 30% of its total assets in foreign investments.

Derivative instruments: The portfolio manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns.
Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid PAGE 32 assets to cover its portfolio obligations. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Fund's assets at risk to 5%. The
Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. All securities and other instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The portfolio manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the boards.

Lending portfolio securities: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of net assets.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

To establish the net assets, all securities held by the Portfolio are valued as of the close of each business day. In valuing assets:

o Securities (except bonds) and assets with available market values are valued on that basis.

o Securities maturing in 60 days or less are valued at amortized cost.

o Bonds and assets without readily available market values are valued according to methods selected in good faith by the board.

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

              Sales charge and
              distribution
              (12b-1) fee                 Service fee          Other information
Class A       Maximum initial             0.175% of average    Initial sales charge
              sales charge of             daily net assets     waived or reduced
              5%; no 12b-1 fee                                 for certain purchases

Class B       No initial sales            0.175% of average    Shares convert to
              charge; maximum CDSC        daily net assets     Class A after eight
              of 5% declines to 0%                             years; CDSC waived in
              after six years; 12b-1                           certain circumstances
              fee of 0.75% of average
              daily net assets

Class Y       None                        None                 Available only to
                                                               certain qualifying
                                                               institutional
                                                               investors

Conversion of Class B shares to Class A shares - Eight calendar years after Class B shares were originally purchased, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. The conversion will be on the basis of relative net asset values of the two classes, without the imposition of any sales charge. Class B shares purchased through reinvested dividends and distributions will convert to Class A shares in a pro rata portion as the Class B shares purchased other than through reinvestment.

PAGE 34
Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                          Sales charges on purchase or redemption

If you purchase Class A                   If you purchase Class B
shares                                    shares

o You will not have all                   o All of your money is
of your purchase price                    invested in shares of
invested.  Part of your                   stock.  However, you will
purchase price will go                    pay a sales charge if you
to pay the sales charge.                  redeem your shares within
You will not pay a sales                  six years of purchase.
charge when you redeem
your shares.

o You will be able to                     o No reductions of the
take advantage of                         sales charge are
reductions in the sales                   available for large
charge.                                   purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

                         Ongoing expenses

If you purchase Class A                   If you purchase Class B
shares                                    shares

o Your shares will have                   o The distribution and
a lower expense ratio                      transfer agency fees for
than Class B shares                        Class B will cause your
because Class A does not                   shares to have a higher
pay a distribution fee                     expense ratio and to pay
and the transfer agency                    lower dividends than
fee for Class A is lower                   Class A shares.  After
than the fee for Class B.                  eight years, Class B
As a result, Class A shares                shares will convert to
will pay higher dividends                  Class A shares and you
than Class B shares.                       will no longer be
                                           subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in

PAGE 35
this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to either a service fee or a distribution fee. The following investors are eligible to purchase Class Y shares:

       o Qualified employee benefit plans* if the plan:
     - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
         - at least $10 million in plan assets or
         - 500 or more participants; or
       - does not use daily transfer recordkeeping and has
         - at least $3 million invested in funds of the IDS MUTUAL
         FUND GROUP or
         - 500 or more participants.

       o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

       o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

How to purchase shares

If you're investing in this Fund for the first time, you'll need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide AEFC with your correct Taxpayer Identification Number (Social Security or
Employer Identification number).  See "Distributions and taxes."

When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

PAGE 36
o The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o      You must pay any fee the bank charges for wiring.

o The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                                   Three ways to invest

1
By regular account  Send your check and application         Minimum amounts
                    (or your name and account number        Initial investment:   $2,000
                    if you have an established account)     Additional
                    to:                                     investments:          $  100
                    American Express Financial Advisors Inc.Account balances:     $  300*
                    P.O. Box 74                             Qualified retirement
                    Minneapolis, MN  55440-0074             accounts:             none

                    Your financial advisor will help        Uniform Gifts to Minors Act
                    you with this process.                  (UGMA) and Uniform Transfers
                                                            to Minors Act (UTMA): $500

2
By scheduled        Contact your financial advisor          Minimum amounts
investment plan     to set up one of the following          Initial investment: $100
                    scheduled plans:                        Additional
                                                            investments:        $100/mo.
                    o  automatic payroll deduction          Account balances:   none
                                                            (on active plans of
                    o  bank authorization                   monthly payments)

                    o  direct deposit of                    UGMA and UTMA:      $50/mo.
                       Social Security check
                    o  other plan approved by the Fund

3
By wire             If you have an established account,     If this information is not
                    you may wire money to:                  included, the order may be
                                                            rejected and all money
                    Norwest Bank Minneapolis                received by the Fund, less
                    Routing No. 091000019                   any costs the Fund or AEFC
                    Minneapolis, MN                         incurs, will be returned
                    Attn:  Domestic Wire Dept.              promptly.

                    Give these instructions:                Minimum amounts
                    Credit IDS Account #00-30-015           Each wire investment: $1,000
                    for personal account # (your
                    account number) for (your name).

*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan.  If you don't do so within 30 days, your shares can be redeemed and the proceeds mailed to you.
/TABLE

PAGE 37
How to exchange shares

You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information, including fees and expenses, read the prospectus carefully before exchanging into a new fund.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot create a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.

How to redeem shares

You can redeem your shares at any time.  American Express
Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability.
Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

                  Two ways to request an exchange or redemption of shares

1
By letter                         Include in your letter:
                                  o  the name of the fund(s)
                                  o  the class of shares to be exchanged or redeemed
                                  o  your account number(s) (for exchanges, both funds must be registered in the same ownership)
                                  o  your Taxpayer Identification Number (TIN)
                                  o  the dollar amount or number of shares you want to exchange or redeem
                                  o  signature of all registered account owners
                                  o  for redemptions, indicate how you want your money delivered to you
                                  o  any paper certificates of shares you hold

                                  Regular mail:
                                        American Express Shareholder Service
                                        Attn:  Redemptions
                                        P.O. Box 534
                                        Minneapolis, MN  55440-0534
PAGE 38
                                  Express mail:
                                        American Express Shareholder Service
                                        Attn:  Redemptions
                                        733 Marquette Ave.
                                        Minneapolis, MN  55402

2
By phone
American Express Telephone        o  The Fund and AEFC will honor any telephone exchange or redemption request believed to be
Transaction Service:              authentic and will use reasonable procedures to confirm that they are.  This includes
800-437-3133 or                   asking identifying questions and tape recording calls.  If reasonable
612-671-3800                      procedures are not followed, the Fund or AEFC will be liable for any loss resulting from fraudulent requests.
                                  o  Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges
                                  NOT apply by writing American Express Shareholder Service.  Each registered owner must sign the request.
                                  o  AEFC answers phone requests promptly, but you may experience delays when call volume is high.  If you are unable to get through, use mail procedure as an alternative.
                                  o  Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
                                  o  Phone privileges may be modified or discontinued at any time.

                                  Minimum amount
                                  Redemption:  $100

                                  Maximum amount
                                  Redemption:  $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed.

PAGE 39
If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

                   Three ways to receive payment when you redeem shares

1
By regular or express mail                     o  Mailed to the address on record.
                                               o  Payable to names listed on the account.

                                                  NOTE:  The express mail delivery charges
                                                  you pay will vary depending on the
                                                  courier you select.

2
By wire                                        o  Minimum wire redemption:  $1,000.
                                               o  Request that money be wired to your bank.
                                               o  Bank account must be in the same
                                                  ownership as the IDS fund account.

                                                  NOTE:  Pre-authorization required.  For
                                                  instructions, contact your financial
                                                  advisor or American Express Shareholder Service.

3
By scheduled payout plan                       o  Minimum payment:  $50.
                                               o  Contact your financial advisor or American Express
                                                  Shareholder Service to set up regular
                                                  payments to you on a monthly, bimonthly,
                                                  quarterly, semiannual or annual basis.
                                               o  Purchasing new shares while under a payout
                                                  plan may be disadvantageous because of
                                                  the sales charges.

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

PAGE 40
Total investment         Sales charge as a
                         percent of:*

                         Public    Net
                         offering  amount
                         price     invested

Up to $50,000             5.0%       5.26%
Next $50,000              4.5        4.71
Next $400,000             3.8        3.95
Next $500,000             2.0        2.04
$1,000,000 or more        0.0        0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares

Your sales charge may be reduced, depending on the totals of:

o  the amount you are investing in this Fund now,

o  the amount of your existing investment in this Fund, if any, and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o  IDS Tax-Free Money Fund and Class A shares of IDS Cash
Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

PAGE 41
Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.

o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)

o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):
   - of a product distributed by American Express Financial Advisors in a qualified plan subject to a deferred sales charge or
   - in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from another fund in the IDS MUTUAL FUND GROUP that has a sales charge.

o  Purchases made through American Express Strategic Portfolio
Service (total amount of all investments made in the Strategic
Portfolio Service must be at least $50,000).

o  Purchases made under the University of Texas System ORP.

*Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

PAGE 42
If a redemption is                  The percentage rate
made during the                     for the CDSC is:

First year                                5%
Second year                               4%
Third year                                4%
Fourth year                               3%
Fifth year                                2%
Sixth year                                1%
Seventh year                              0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge

The CDSC on Class B shares will be waived on redemptions of shares:

o In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,
o Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American
Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
       - at least 59-1/2 years old, and
       - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by American Express Financial Advisors, or a custodian-to-custodian transfer to a product not distributed

PAGE 43
       by American Express Financial Advisors, the CDSC will not be waived), or
       - redeeming under an approved substantially equal periodic payment arrangement.

For investors in Class A shares who have over $1 million invested in one year, the 1% CDSC on redemption of those shares will be waived in the same circumstances described for Class B.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:   800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions
National/Minnesota:   800-272-4445
Mpls./St. Paul area:  671-1630

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as PAGE 44 a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions

Investment income is allocated to the Fund by the Portfolio, less direct and allocated expenses. The Fund's net realized capital gains or losses, if any, consist of the net realized capital gains or losses allocated to the Fund from the Portfolio.

The Fund's net investment income from dividends and interest is distributed to you by the end of the calendar year as dividends. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized whenever a security held for more than one year is sold for a higher price than was paid for it. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they're distributed, both net investment income and net long-term capital gains are included in the value of each share. After they're distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class. Class B shareholders will receive lower per share dividends than Class A and Class Y shareholders because expenses for Class B are higher than for Class A or Class Y. Class A shareholders will receive lower per share dividends than Class Y shareholders because expenses for Class A are higher than for Class Y.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or

o you direct the Fund to invest your distributions in any publicly available IDS fund for which you've previously opened an account. You pay no sales charge on shares purchased through reinvestment from this Fund into any IDS fund.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

PAGE 45
If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares.

Taxes

The Fund has received a Private Letter Ruling from the Internal
Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account at AEFC.

If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o      a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o      criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

PAGE 46
How to determine the correct TIN
                                               Use the Social Security or
For this type of account:                      Employer Identification number
                                               of:

Individual or joint account                    The individual or individuals
                                               listed on the account

Custodian account of a minor                   The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                                 The grantor-trustee (the person
                                               who puts the money into the
                                               trust)

An irrevocable trust, pension                  The legal entity (not the
trust or estate                                personal representative or
                                               trustee, unless no legal entity
                                               is designated in the account
                                               title)

Sole proprietorship                            The owner

Partnership                                    The partnership

Corporate                                      The corporation

Association, club or                           The organization
tax-exempt organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form
W-9, "Request for Taxpayer Identification Number and
Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund is organized

The Fund is a diversified, open-end management investment company, as defined in the Investment Company Act of 1940. Originally incorporated on Feb. 20, 1968 in Nevada, the Fund changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

Shares

The Fund is owned by its shareholders. The Fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of the Fund. Par value is one cent per share. Both full and fractional shares can be issued. PAGE 47
The Fund no longer issues stock certificates.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure

The Fund pursues its goals by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company, but it has the same goals and investment policies as the Fund. The goals and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investment if the Portfolio changes its goals, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

PAGE 48
Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund must hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. The board members serve on the boards of all 41 of the funds in the IDS MUTUAL FUND GROUP, except for Mr. Dudley, who is a board member of all 32 publicly offered funds.
The members of the Board also serve as members of the Board of the Trust which manages the investments of the Fund and other accounts. Should any conflict of interest arise between the interests of the shareholders of the Fund and those of the other accounts, the Board will follow written procedures to address the conflict.

Board members and officers of the Fund

President and interested board member

William R. Pearce
President of all funds in the IDS MUTUAL FUND GROUP.

Independent board members

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public
Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

PAGE 49
Anne P. Jones
Attorney and telecommunications consultant.

Melvin R. Laird
Senior counsellor for national and international affairs, The
Reader's Digest Association, Inc.

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Interested board members who are officers and/or employees of AEFC

William H. Dudley
Executive vice president, AEFC.

David R. Hubers
President and chief executive officer, AEFC.

John R. Thomas
Senior vice president, AEFC.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Vice president of all funds in the IDS MUTUAL FUND GROUP.

Melinda S. Urion
Treasurer of all funds in the IDS MUTUAL FUND GROUP.

Other officer

Leslie L. Ogg
Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

Refer to the SAI for the board members' and officers' biographies.

Investment manager

The Portfolio pays AEFC for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement that became effective March 20, 1995, and was assumed by the Portfolio on May 13, 1996, AEFC is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:

PAGE 50
     Assets          Annual rate
     (billions)      at each asset level

     First $1.0      0.600%
     Next   1.0      0.575
     Next   1.0      0.550
     Next   3.0      0.525
     Over   6.0      0.500

This fee may be increased or decreased by a performance adjustment based on a comparison of performance of Class A shares of the Fund to the Lipper Growth Fund Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets on an annual basis.

For the fiscal period ended July 31, 1996, the Portfolio paid AEFC a total investment management fee of 0.57% of its average daily net assets. Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

The Fund pays AEFC for shareholder accounting and transfer agent services under two agreements. The first, the Administrative Services Agreement, has a declining annual rate beginning at 0.05% and decreasing to 0.03% as assets increase. The second, the Transfer Agency Agreement, has an annual fee per shareholder account as follows:

       o   Class A   $15
       o   Class B   $16
       o   Class Y   $15

Distributor

The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly owned subsidiary of AEFC. Financial advisors representing American Express Financial Advisors provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 plan) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.

PAGE 51
Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Total expenses paid by the Fund's Class A shares for the fiscal period ended July 31, 1996, were 0.94% of its average daily net assets. Expenses for Class B and Class Y were 1.71% and 0.77%, respectively.

Total fees and expenses (excluding taxes and brokerage commissions) cannot exceed the most restrictive applicable state expense limitation.

About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

Besides managing investments for all publicly offered funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on July 31, 1996 were more than $136 billion.

American Express Financial Advisors serves individuals and businesses through its nationwide network of more than 175 offices and more than 7,900 advisors.

Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly owned subsidiary of American Express Company (American
Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Portfolio may pay brokerage commissions to broker-dealer affiliates of AEFC.

PAGE 52
Appendix

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts. An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.

Indexed securities. The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Structured products. Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

IDS New Dimensions Fund
IDS Tower 10
Minneapolis, MN 55440-0010

Distributed by
American Express
Financial Advisors Inc.

PAGE 54
Notes to financial statements
IDS New Dimensions Fund, Inc.

___________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Trends Portfolio

Effective May 13, 1996, the Fund began investing all of its assets in the Growth Trends Portfolio (Portfolio), a series of Growth Trust, an open-end investment company that has the same objectives as the Fund. This was accomplished by transferring the Fund's assets to the Portfolio in return for a proportionate ownership interest in the Portfolio. Growth Trends Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occuring.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at value which is equal to the Fund's proportionate owership interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at July 31, 1996 was 99.71%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

PAGE 55
Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend declared and paid at the end of the calendar year from net investment income is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

___________________________________________________________________
2.  Expenses and sales charges

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for providing administrative services and serving as transfer agent. Under its Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. Under this agreement, the Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant's fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; and any other expenses properly payable by the Fund approved by the board.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o      Class A $15
o      Class B $16
o      Class Y $15

PAGE 56
Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors for distributing Fund shares were $19,094,029 for Class A and $210,811 for Class B for the period ended July 31, 1996.

Prior to April 30, 1996, the Fund had a retirement plan for its independent board members. The plan was terminated April 30, 1996. The retirement plan expense amounted to $61,688 for the period.
The total liability for the plan is $179,512 which will be paid out at some future date.

___________________________________________________________________
3.  Capital share transactions

Transactions in shares of capital stock for the periods indicated are as follows:

                                      Period ended July 31, 1996
                                Class A         Class B       Class Y
_______________________________________________________________________
Sold                          59,377,568      24,364,763     47,643,756
Issued for reinvested         11,500,909         556,495      5,077,375
  distributions
Redeemed                     (32,745,436)     (1,354,343)   (30,480,217)
_______________________________________________________________________
Net increase                  38,133,041      23,566,915     22,240,914
_______________________________________________________________________

                                     Year ended Sept. 30, 1995
                               Class A       Class B*      Class Y*
_______________________________________________________________________
Sold                          87,791,383       8,845,958    115,253,413
Issued for reinvested         14,863,540             ___            ___
  distributions
Redeemed                    (142,988,018)       (129,871)   (11,428,163)
_______________________________________________________________________
Net increase (decrease)      (40,333,095)      8,716,087    103,825,250
_______________________________________________________________________
*Inception date was March 20, 1995.

___________________________________________________________________
4.  Change of Fund's fiscal year

The By-Laws of the Fund were amended on Jan. 11, 1996, changing it's fiscal year end from Sept. 30 to July 31, effective 1996.

PAGE 57
___________________________________________________________________
5.  Pre-conversion to Master

Prior to transferring its securities to Growth Trends Portfolio on May 13, 1996, various transactions took place as stated below.

Expenses and sales charges

Prior to the conversion on May 13, 1996, the Fund paid an investment management fee to AEFC. Subsequent to the conversion, the investment management fee is assessed at the Portfolio level. (See the footnotes to the Portfolio financial statements for the terms of the investment management agreement which remain unchanged.) Prior to conversion, the investment management fee was adjusted by a performance incentive adjustment based on the Funds's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Growth Fund Index. The adjustment increased the fee by $1,168,789 for the period from Oct. 1, 1995 to May 12, 1996.

During the period from Oct. 1, 1995 to May 12, 1996, the Fund's custodian fees were reduced by $16,175 as a result of earnings credits from overnight cash balances.

Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,918,666,737 and
$2,267,032,914, respectively, for the period from Oct. 1, 1995 to May 12, 1996.

Brokerage commissions paid to brokers affiliated with AEFC were $272,605 during this period.

Lending of portfolio securities

Income from securities lending amounted to $38,570 for the period from Oct. 1, 1995 to May 12, 1996.

___________________________________________________________________
6. Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 8 and 9 of the prospectus.

The board of trustees and unitholders
Growth Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Trends Portfolio (a series of Growth Trust) as of July 31, 1996, and the related statements of operations and changes in net assets for the period from May 13, 1996 (commencement of operations) to July 31, 1996. These financial statements are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth Trends Portfolio at July 31, 1996, and the results of its operations and the changes in its net assets for the period from May 13, 1996 (commencement of operations) to July 31, 1996, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
September 6, 1996

PAGE 59

Statement of assets and liabilities
Growth Trends Portfolio
July 31, 1996


Assets
Investments in securities, at value (Note 1)
Investments in securities of unaffiliated issuers
 (identified cost $6,336,887,547)                           $8,454,639,876
Investments in securities of affiliated issuers
 (identified cost $72,334,647)                                 133,031,250
Cash in bank on demand deposit                                   3,393,915
Dividends and accrued interest receivable                        7,099,993
Receivable for investment securities sold                       37,289,090
U.S. government securities held as collateral (Note 4)             640,540
Total assets                                                 8,636,094,664

Liabilities
Payable for investment securities purchased                     45,520,458
Payable upon return of securities loaned (Note 4)                5,018,140
Accrued investment management services fee                         561,398
Other accrued expenses                                             155,470
Total liabilities                                               51,255,466

Net assets                                                  $8,584,839,198

See accompany notes to financial statements.

PAGE 60

Statement of Operations
Growth Trends Portfolio
For the period from May 13, 1996
(commencement of operations) to July 31, 1996

Investment income

Income:
Interest                                                    $   12,099,456
Dividends (net of foreign taxes withheld of $73,091)            20,448,561
Total income                                                    32,548,017

Expenses (Note 2):
Investment management services fee                              11,544,754
Compensation of board members                                       10,250
Custodian fees                                                     256,677
Audit fees                                                           4,582
Administrative                                                       2,892
Other                                                               11,403
Total  expenses                                                 11,830,558
   Earnings credits on cash balances (Note 2)                       (6,141)
Total net expenses                                              11,824,417
Investment income -- net                                        20,723,600

Realized and unrealized gain (loss) -- net
Net realized gain on security transactions (Note 3)             44,047,563
Net change in unrealized appreciation or depreciation         (147,155,473)
Net loss on investments                                       (103,107,910)
Net decrease in net assets resulting from operations        $  (82,384,310)

See accompanying notes to financial statements.

PAGE 61

Statement of changes in net assets
Growth Trends Portfolio
For the period from May 13, 1996
(commencement of operations) to July 31, 1996

Operations and distributions

Investment income -- net                                    $   20,723,600
Net realized gain on investments                                44,047,563
Net change in unrealized appreciation or depreciation         (147,155,473)
Net decrease in net assets resulting from operations           (82,384,310)

Net contributions                                            8,667,223,508

Total increase in net assets                                 8,584,839,198
Net assets at beginning of period (Note 1)                              --
Net assets at end of period                                 $8,584,839,198

See accompanying notes to financial statements.

PAGE 62
Notes to financial statements
Growth Trends Portfolio

___________________________________________________________________
1. Summary of significant accounting policies

The Growth Trends Portfolio (Portfolio) is a series of Growth Trust (Trust) and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Growth Trends Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio commenced operations on May 13, 1996. At this time, an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

Significant accounting polices followed by the Portfolio are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy or write options traded on any U.S.
or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market PAGE 63 price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell stock index futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation

PAGE 64
are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

___________________________________________________________________
2. Fees and expenses

The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with American Express Financial Corporation (AEFC) for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of IDS New Dimensions Fund to the Lipper Growth Fund Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets on an annual basis. The adjustment increased the fee by $1,130,056 for the period from May 13, 1996 to July 31, 1996.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees to be paid to an affiliate of AEFC; audit and certain legal fees; fidelity bond premiums; registration fees for units; Portfolio office expenses; consultants' fees; compensation of trustees; corporate filing fees; expenses incurred in connection with lending securities of the Portfolio; and any other expenses properly payable by the Trust or Portfolio, approved by the board.

For the period from May 13, 1996 to July 31, 1996, the Portfolio's custodian fees were reduced by $6,141 as a result of earnings credits from overnight cash balances.

Pursuant to a Placement Agency Agreement, American Express
Financial Advisors Inc. acts as placement agent of the units of the Trust.

PAGE 65
___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $883,856,643 and $586,814,919, respectively, for the period from May 13, 1996 to July 31, 1996. For the same period, the portfolio turnover rate was 7%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $66,667 for this period.

___________________________________________________________________
4.  Lending of portfolio securities

At July 31, 1996, securities valued at $4,997,200 were on loan to brokers. For collateral, the Portfolio received $4,377,600 in cash and U.S. government securities valued at $640,540. Income from securities lending amounted to $86,952 for the period ended July 31, 1996. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

PAGE 66

Investments in securities


Growth Trends Portfolio                    (Percentages represent value of
July 31, 1996                           investments compared to net assets)


Investments in securities of unaffiliated issuers
Common stocks (86.7%)

Issuer                                            Shares      Value (a)
Aerospace & defense  (5.3%)
Boeing                                         2,100,000    $  185,850,000
Lockheed Martin                                1,100,000        91,162,500
Raytheon                                       1,700,000        82,450,000
United Technologies                              860,000        96,857,500

Total                                                          456,320,000

Airlines (0.9%)
AMR                                            1,000,000 (b)    78,875,000

Automotive & related  (1.3%)
Chrylser                                       4,000,000       113,500,000

Banks and savings & loans  (5.4%)
Citicorp                                       3,200,000       262,000,000
MBNA                                           1,700,000        47,387,500
Norwest                                        3,700,000       131,350,000
State Street Boston                              500,000        25,125,000

Total                                                          465,862,500

Beverages & tobacco (3.9%)
Anheuser-Busch                                 1,150,000        85,962,500
Coca-Cola                                      3,200,000       150,000,000
PepsiCo                                        3,000,000        94,875,000

Total                                                          330,837,500

Building materials & construction (0.6%)
Tyco Intl                                      1,300,000        53,300,000

Chemicals (3.3%)
IMC Global                                     1,100,000        43,450,000
Monsanto                                       7,000,000       218,750,000
Praxair                                          620,000        23,792,500

Total                                                          285,992,500

Communications equipment & services (1.7%)
ADC Telecommunications                         1,100,000 (b)    46,475,000
Andrew                                         1,000,000 (b)    40,875,000
Tellabs                                        1,000,000 (b)    59,750,000

Total                                                          147,100,000

PAGE 67
Computers & office equipment  (16.2%)
Ceridian                                       2,100,000 (b)    91,350,000
Cisco Systems                                  6,000,000 (b)   310,500,000
Computer Associates Intl                       2,100,000       106,837,500
Computer Sciences                              1,260,000 (b)    85,680,000
First Data                                     2,300,000       178,537,500
Hewlett-Packard                                3,330,000       146,520,000
Microsoft                                      1,200,000 (b)   141,450,000
Oracle                                         4,000,000 (b)   156,500,000
Parametric Technology                          2,500,000 (b)   104,062,500
3Com                                           1,850,000 (b)    72,843,750

Total                                                        1,394,281,250

Electronics (2.6%)
Intel                                          3,000,000       225,375,000

Energy (2.5%)
Amoco                                            300,000        20,062,500
Exxon                                          1,000,000        82,250,000
Mobil                                          1,000,000       110,375,000

Total                                                          212,687,500

Energy equipment & services (1.6%)
Fluor                                          1,600,000        96,400,000
Sonat Offshore Drilling                          800,000        39,200,000

Total                                                          135,600,000

Financial services (1.6%)
Dean Witter                                      800,000        40,700,000
Household Intl                                   600,000        44,700,000
Morgan Stanley                                 1,050,000        51,187,500

Total                                                          136,587,500

Food (2.2%)
ConAgra                                        4,000,000       170,000,000
Pioneer Hi-Bred Intl                             400,000        21,500,000

Total                                                          191,500,000

Health care (9.5%)
Amgen                                          2,400,000 (b)   131,100,000
Boston Scientific                              1,000,000 (b)    47,750,000
Guidant                                          800,000        40,600,000
Johnson & Johnson                              3,600,000       171,900,000
Medtronic                                      1,700,000        80,537,500
Merck                                          1,600,000       102,800,000
Pfizer                                         3,400,000       237,575,000

Total                                                          812,262,500

Health care services (1.3%)
Cardinal Health                                  472,400        32,831,800
HBO & Co                                       1,200,000        73,500,000

Total                                                          106,331,800

Household products (3.0%)
Gillette                                       2,100,000       133,612,500
Procter & Gamble                               1,400,000       125,125,000

Total                                                          258,737,500

Industrial equipment & services (1.7%)
Case                                             600,000        26,550,000
Deere                                          2,500,000        89,375,000
Illinois Tool Works                              400,000        25,750,000

Total                                                          141,675,000

Insurance (2.2%)
ACE Limited                                    1,000,000        44,000,000
American Intl Group                            1,000,000        94,125,000
UNUM                                             840,000        51,240,000

Total                                                          189,365,000

PAGE 68
Leisure time & entertainment (1.8%)
Marriott Intl                                  1,800,000        92,475,000
Mattel                                           800,000        19,800,000
Mirage Resorts                                 2,000,000 (b)    45,000,000

Total                                                          157,275,000

Media (1.0%)
A.H. Belo Series A                               650,000        26,162,500
Infinity Broadcasting Cl A                       900,000 (b)    24,750,000
Time Warner                                    1,000,000        34,875,000

Total                                                           85,787,500

Metals (1.0%)
Aluminum Co of America                         1,400,000        81,200,000

Multi-industry conglomerates (5.4%)
Alco Standard                                  1,650,000        72,187,500
Emerson Electric                               1,477,200       124,638,750
General Electric                               3,200,000       263,600,000

Total                                                          460,426,250

Restaurants & lodging (2.6%)
Hospitality Franchise System                   1,700,000 (b)   102,000,000
McDonald's                                     2,000,000        92,750,000
Promus Hotel                                   1,000,000 (b)    27,250,000

Total                                                          222,000,000

Retail (2.9%)
Albertson's                                    1,300,000        53,300,000
Circuit City                                     700,000        22,050,000
Federated Department Stores                    1,400,000 (b)    42,350,000
Home Depot                                     1,000,000        50,500,000
Kroger                                           500,000 (b)    18,875,000
Safeway                                        1,700,000 (b)    61,200,000

Total                                                          248,275,000

Textiles & apparel (0.6%)
NIKE Cl B                                        500,000        51,437,500

Utilities -- telephone (1.7%)
AirTouch Communications                        2,000,000 (b)    55,000,000
GTE                                            1,700,000        70,125,000
MFS Communications                               700,000 (b)    22,050,000

Total                                                          147,175,000

Foreign (2.9%) (c)
British Airways ADR                              400,000 (d)    32,600,000
Reuters Holdings ADR                             700,000        43,837,500
Royal Dutch Petroleum                            300,000 (d)    45,262,500
Schlumberger                                     700,000        56,000,000
SmithKline Beecham ADR                         1,350,000        72,562,500

Total                                                          250,262,500

Total common stocks
(Cost: $5,322,021,805)                                      $7,440,029,300

PAGE 69

Short-term securities (11.8%)

Issuer                                 Annualized    Amount         Value (a)
                                       yield on      payable at
                                       date of       maturity
                                       purchase
U.S. government agencies (0.1%)
Federal Home Loan Bank Disc Nt
     08-05-96                           5.32%     $   600,000    $      599,647
Federal Home Loan Mtge Corp Disc Nt
     08-16-96                           5.25        7,900,000         7,882,784

Total                                                                 8,482,431

Commercial paper (11.5%)
ABN Amro
     08-27-96                           5.06       15,000,000        14,937,992
     10-11-96                           5.52        9,000,000         8,900,100
A.I. Credit
     08-20-96                           5.41       10,000,000         9,970,327
     09-18-96                           5.37       10,235,000        10,162,263
Alabama Power
     08-23-96                           5.31        6,700,000         6,678,340
American General Finance
     08-01-96                           5.38        1,500,000         1,500,000
     08-01-96                           5.35       10,100,000        10,100,000
Ameritech Capital Funding
     08-13-96                           5.40       13,600,000        13,572,004
     08-27-96                           5.41       10,400,000 (f)    10,355,472
     08-29-96                           5.42        1,200,000 (f)     1,194,564
Associates North America
     09-25-96                           5.42       10,000,000         9,913,640
AVCO Financial Services
     08-01-96                           5.40        3,500,000         3,500,000
     08-19-96                           5.34        9,000,000         8,974,609
     08-29-96                           5.34        8,300,000         8,263,616
     10-22-96                           5.49        8,700,000         8,588,676
     10-30-96                           5.49        5,400,000         5,321,952
     10-31-96                           5.50       18,000,000        17,741,480
BBV Finance (Delaware)
     08-01-96                           5.32        9,000,000         9,000,000
     08-07-96                           5.33        4,400,000         4,395,729
     08-07-96                           5.29       10,000,000         9,990,292
Becton Dickinson
     08-28-96                           5.44        7,000,000         6,971,650
BellSouth
     08-28-96                           5.42        6,958,000         6,928,555
     09-17-96                           5.38        9,800,000         9,731,678
Beneficial
     09-12-96                           5.39       10,000,000         9,937,583
CAFCO
     09-11-96                           5.44       15,000,000        14,901,870
Cargill
     08-14-96                           5.37        7,100,000         7,086,283
     10-08-96                           5.53        8,000,000         7,914,900
     10-23-96                           5.50       17,000,000 (f)    16,779,850
Chevron
     08-21-96                           5.43       13,000,000        12,966,995
Ciesco LP
     08-21-96                           5.40        6,100,000 (f)     6,079,364
     08-23-96                           5.34        7,000,000         6,974,122
     09-13-96                           5.45       10,000,000         9,928,793
     10-01-96                           5.43       10,000,000         9,904,417
CIT Group
     08-16-96                           5.41       15,000,000        14,966,375
Commercial Credit
     08-08-96                           5.39        5,400,000         5,394,361
Commerzbank U.S. Finance
     08-13-96                           5.35        8,000,000         7,982,181
     08-14-96                           5.39       16,700,000        16,661,560
PAGE 70
CPC Intl
     09-04-96                           5.44        8,300,000 (f)     8,254,972
     09-16-96                           5.47       11,000,000 (f)    10,919,977
     09-24-96                           5.37       12,000,000 (f)    11,899,533
     09-26-96                           5.45       20,000,000 (f)    19,824,338
     10-22-96                           5.49       10,300,000 (f)    10,168,203
Dean Witter
     08-05-96                           5.37        3,800,000         3,796,830
Ford Motor Credit
     09-05-96                           5.39       15,000,000        14,921,979
Gannett
     10-11-96                           5.54       12,400,000 (f)    12,262,360
     10-15-96                           5.52        5,400,000 (f)     5,376,337
     10-16-96                           5.54       10,700,000 (f)    10,572,982
General Electric Capital
     08-14-96                           5.37       12,000,000        11,971,840
     08-22-96                           5.43       15,000,000        14,946,404
     08-28-96                           5.44       10,000,000         9,954,418
     08-29-96                           5.32        6,500,000         6,473,206
Goldman Sachs
     08-05-96                           5.36        6,000,000         5,995,299
     08-23-96                           5.39        5,000,000         4,981,030
     09-09-96                           5.50        1,400,000         1,390,947
     09-10-96                           5.47        7,000,000         6,954,606
     10-21-96                           5.53        2,200,000         2,172,188
Harris Trust
     08-09-96                           5.37       10,400,000        10,399,592
Hewlett-Packard
     08-29-96                           5.42        4,500,000         4,479,153
     09-17-96                           5.42        2,430,000         2,411,536
Household Finance
     08-26-96                           5.42       10,000,000         9,958,074
     09-19-96                           5.44       20,000,000        19,841,873
Kredietbank North America Finance
     09-03-96                           5.16       10,000,000         9,945,270
Lilly (Eli) & Co.
     08-09-96                           5.40       11,200,000        11,186,610
Merrill Lynch
     08-23-96                           5.43        3,700,000         3,686,576
Metlife Funding
     09-09-96                           5.39        9,700,000         9,643,675
Mobil Australia Finance (Delaware)
     08-15-96                           5.40        8,000,000 (f)     7,980,371
     08-30-96                           5.41       10,000,000 (f)     9,951,305
     09-18-96                           5.48        8,000,000 (f)     7,937,946
     09-18-96                           5.45        9,908,000 (f)     9,831,146
     10-02-96                           5.49        7,000,000 (f)     6,932,012
Morgan Stanley Group
     08-08-96                           5.40        6,000,000         5,993,735
     09-06-96                           5.37        7,100,000         7,062,086
Motorola
     08-28-96                           5.35       13,523,000        13,469,043
Natl Australia Funding (Delaware)
     08-13-96                           5.39        6,700,000         6,686,316
NationsBank
     08-06-96                           5.37       15,000,000        14,999,931
     09-04-96                           5.40        8,000,000         7,999,173
Norfolk Southern
     08-29-96                           5.37        5,000,000 (f)     4,977,144
PACCAR
     08-26-96                           5.34        9,000,000         8,962,856
Penney (JC) Funding
     09-17-96                           5.43        9,000,000         8,932,984
Pfizer
     08-02-96                           5.40       20,000,000 (f)    19,997,017
Pitney Bowes Credit
     08-29-96                           5.42        9,000,000         8,958,859
     10-09-96                           5.49        3,500,000         3,452,048
     10-16-96                           5.51        8,800,000         8,695,537
Reed Elsevier
     09-20-96                           5.47       20,000,000 (f)    19,839,148
SAFECO Credit
     08-05-96                           5.35        8,100,000         8,093,845
     08-23-96                           5.41        7,500,000         7,475,387
     09-23-96                           5.40        1,000,000           991,768

PAGE 71
Sandoz
     08-01-96                           5.38       12,000,000 (f)    12,000,000
     08-06-96                           5.40        8,800,000         8,793,449
     08-20-96                           5.35        8,000,000         7,973,647
     09-10-96                           5.47        7,900,000 (f)     7,847,816
Siemens
     08-20-96                           5.41        9,100,000         9,070,024
     09-18-96                           5.44        1,300,000         1,289,701
SmithKline Beecham
     08-13-96                           5.40       15,600,000        15,572,024
Societe Generale North America
     08-12-96                           5.39       21,700,000        21,664,526
Southern California Gas
     09-03-96                           5.03       10,269,000 (f)    10,212,059
     10-29-96                           5.53        5,623,000 (f)     5,546,246
Southwestern Bell Telephone
     09-10-96                           5.37        8,500,000         8,449,567
Transamerica Financial
     08-19-96                           5.37        6,000,000         5,981,152
     09-23-96                           5.40        3,000,000         2,975,303
USAA Capital
     08-07-96                           5.40        9,100,000         9,091,856
     08-12-96                           5.37       14,000,000        13,972,579
     08-19-96                           5.34       10,000,000         9,968,587
     08-23-96                           5.41        6,700,000         6,678,013
     09-06-96                           5.33        5,100,000         5,072,970
U S WEST Communications
     09-17-96                           5.44        9,600,000         9,525,755
     09-24-96                           5.40        8,600,000         8,530,856
     10-24-96                           5.49       10,000,000         9,868,958

Total                                                               987,866,146

Letters of credit (0.2%)
First Chicago - Commed Fuel
     08-15-96                           5.42        9,134,000         9,112,039
     09-09-96                           5.35        9,203,000         9,149,960

Total                                                                18,261,999

Total short-term securities
(Cost: $1,014,865,742)                                           $1,014,610,576

Total investments in securities of unaffiliated issuers
(Cost: $6,336,887,547)                                           $8,454,639,876

Investments in securities of affiliated issuer (e)
Common Stock (1.5%)


Issuer                                      Shares                    Value (a)

Reynolds & Reynolds Cl A                 2,750,000               $  133,031,250

Total investments in securities of affiliated issuer
(Cost: $72,334,647)                                                 133,031,250

Total investments in securities
(Cost: $6,409,222,194) (g)                                       $8,587,671,126

PAGE 72

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Foreign security values are stated in U.S. dollars.
(d) Security is partially or fully on loan. See Note 4 to the financial statements.
(e) Investments representing 5% or more of the outstanding voting securities of the issuer.
(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the
Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(g) At July 31, 1996, the cost of securities for federal income tax purposes was $6,409,235,783 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                            2,247,642,210
Unrealized depreciation                              (69,206,867)

Net unrealized appreciation                        2,178,435,343

PAGE 73
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 74
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head enclosed

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column enclosed

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with star enclosed

PAGE 75
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Allocation Fund

Invests in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The fund provides diversification among these major investment categories and has a target mix that represents the way the fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

PAGE 76
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) office building

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

PAGE 77
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests primarily in equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential.
The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

PAGE 78
For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

PAGE 79
Federal income tax information

IDS New Dimensions Fund, Inc.
___________________________________________________________________

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

IDS New Dimensions Fund, Inc.
Fiscal year ended July 31, 1996

Class A
Income distribution taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                             Per share

Dec. 29, 1995                             $0.14600

Capital gain distribution taxable as long-term capital gain.

Payable date                             Per share

Dec. 29, 1995                             $0.60100

Total distributions                       $0.74700

Class B
Income distribution taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                             Per share

Dec. 29, 1995                             $0.10942

Capital gain distribution taxable as long-term capital gain.

Payable date                             Per share

Dec. 29, 1995                             $0.60100

Total distributions                       $0.71042

Class Y
Income distribution taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                             Per share

Dec. 29, 1995                             $0.16774

PAGE 80
Capital gain distribution taxable as long-term capital gain.

Payable date                             Per share

Dec. 29, 1995                             $0.60100

Total distributions                       $0.76874

PAGE 81
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
Financial
Advisors


IDS New Dimensions Fund
IDS Tower 10
Minneapolis, MN  55440-0010

                            STATEMENT OF ADDITIONAL INFORMATION

                                           FOR

                                  IDS NEW DIMENSIONS FUND

                                      Sept. 27, 1996


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.

This SAI is dated Sept. 27, 1996, and it is to be used with the prospectus dated Sept. 27, 1996, and the Annual Report for the fiscal period ended July 31, 1996.

PAGE 83
                                     TABLE OF CONTENTS

Goal and Investment Policies.........................See Prospectus

Additional Investment Policies................................p. 3

Security Transactions.........................................p. 6

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation........................p. 9

Performance Information.......................................p. 10

Valuing Fund Shares...........................................p. 11

Investing in the Fund.........................................p. 12

Redeeming Shares..............................................p. 16

Pay-out Plans.................................................p. 17

Taxes.........................................................p. 18

Agreements....................................................p. 20

Board Members and Officers....................................p. 23

Custodian.....................................................p. 27

Independent Auditors..........................................p. 28

Financial Statements..............................See Annual Report

Prospectus....................................................p. 28

Appendix A:  Foreign Currency Transactions....................p. 29

Appendix B:  Options and Stock Index Futures Contracts........p. 34

Appendix C:  Mortgage-Backed Securities.......................p. 41

Appendix D:  Dollar-Cost Averaging............................p. 42

PAGE 84
ADDITIONAL INVESTMENT POLICIES

The Fund pursues its goal by investing all of its assets in Growth Trends Portfolio (the "Portfolio") of Growth Trust (the "Trust"), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies and restrictions as the Fund.

Fundamental investment restrictions adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, as defined in the Investment Company Act of 1940 (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment restrictions of the corresponding Portfolio, the Fund will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies of the Fund and the Portfolio and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund and Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio has not borrowed in the past and has no present intention to borrow.

'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

PAGE 85
'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make a loan of any part of its assets to American Express
Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and American Express Financial Corporation (AEFC) hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.

Unless changed by the board, the Fund and Portfolio will not:

'Buy on margin or sell short, but it may make margin payments in connection with transactions in stock index futures contracts.

PAGE 86
'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For the purpose of this restriction, collateral arrangements for margin deposits on futures contracts are not deemed to be a pledge of assets.

'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

'Invest more than 10% of its assets in securities of investment companies. Under one state's law, the Portfolio is limited to investment in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or when the purchase is part of a plan or merger, consolidation, reorganization or acquisition.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral leases.

'Invest more than 5% of its net assets in warrants. Under one state's law no more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York or American Stock
Exchange.

'Invest more than 10% of its net assets in securities and derivative instruments that are illiquid. For purposes of this policy, illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

PAGE 87
The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

For a discussion about foreign currency transactions, see Appendix
A. For a discussion on options and stock index futures contracts, see Appendix B. For a discussion on mortgage-backed securities, see Appendix C.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the

PAGE 88
order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities to the funds in the IDS MUTUAL FUND GROUP and other funds for which it acts as investment advisor.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of

PAGE 89
the amount another broker might have charged. AEFC has advised the Portfolio it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has assured the Portfolio that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Portfolio is made independently from any decision made for another portfolio, fund or other account advised by AEFC or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, AEFC carries out the purchase or sale in a way the Portfolio agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. AEFC has assured the Portfolio it will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

The Portfolio paid total brokerage commissions of $6,405,032 for the fiscal period ended July 31, 1996, $6,993,055 for fiscal year 1995, and $4,629,595 for fiscal year 1994. Substantially all firms through whom transactions were executed provide research services.

In fiscal period ended July 31, 1996, transactions amounting to $43,304,000, on which $37,896 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the fiscal period ended July 31, 1996, the Portfolio held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

PAGE 90
                          Value of Securities
                          Owned at End of
Name of Issuer            Fiscal Period
Dean Witter               $44,496,830
Goldman Sachs              21,494,070
Merrill Lynch               3,686,576
Morgan Stanley Group       64,243,321
Nations Bank               22,999,104

The portfolio turnover rate was 41% in the fiscal period ended July 31, 1996, and 54% in fiscal year 1995.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN
EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

Information about brokerage commissions paid by the Portfolio for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

PAGE 91

                                           For the Fiscal Period Ended July 31,

                                                      1996                              1995            1994
                               Aggregate                        Percent of           Aggregate       Aggregate
                               Dollar                           Aggregate Dollar     Dollar          Dollar
                               Amount of        Percent of      Amount of            Amount of       Amount of
              Nature           Commissions      Aggregate       Transactions         Commissions     Commissions
              of               Paid to          Brokerage       Involving Payment    Paid to         Paid to
  Broker      Affiliation      Broker           Commissions     of Commissions       Broker          Broker
  Lehman           (1)          None               None             None              None           $199,920
  Brothers, Inc.

  American
  Enterprise
  Investment       (2)         $339,272            5.30%            8.95%            $617,469        $888,862

  The Robinson
  Humphrey
  Company, Inc.    (3)          None               None             None              None             21,853

  Shearson
  Lehman
  Brothers, Inc.   (4)          None               None             None              None             82,231

(1)  Under common control with AEFC as a subsidiary of American
Express until May 31, 1994.
(2)  Wholly owned subsidiary of AEFC.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)n = ERV

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:
                             ERV - P
                                P
PAGE 92
where:    P  =  a hypothetical initial payment of $1,000
        ERV  =  ending redeemable value of a hypothetical $1,000
                payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES

The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Aug. 1, 1996, the first business day following the end of the fiscal period, the computation looked like this:

              Net assets before                       Shares outstanding               Net asset value
              shareholder transactions                at end of previous day           of one share
  Class A        $5,717,248,873          divided by     303,463,317           equals   $ 18.84
  Class B           603,046,477                          32,283,002                      18.68
  Class Y         2,377,607,853                         126,066,164                      18.86

In determining net assets before shareholder transactions, the Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

'Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

PAGE 93
'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

'Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

'Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.

INVESTING IN THE FUND

Sales Charge

Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted.
The public offering price is the net asset value of one share adjusted for a sales charge, if applicable. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Aug. 1, 1996, was determined by dividing the net asset value of one share,

PAGE 94
$18.84, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $19.83. The sales charge is paid to American Express Financial Advisors by the person buying the shares.

Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                       Within each increment,
                                         sales charge as a
                                           percentage of:
                              Public                      Net
Amount of Investment       Offering Price           Amount Invested

First     $   50,000           5.0%                      5.26%
Next          50,000           4.5                       4.71
Next         400,000           3.8                       3.95
Next         500,000           2.0                       2.04
$1,000,000 or more             0.0                       0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                               On total investment, sales
                                             charge as a percentage of
                                        Public                         Net
                                   Offering Price              Amount Invested
Amount of Investment                            ranges from:
First    $   50,000                        5.00%                       5.26%
More than    50,000 to   100,000      5.00-4.50                   5.26-4.71
More than   100,000 to   500,000      4.50-3.80                   4.71-3.95
More than   500,000 to   999,999      3.80-2.00                   3.95-2.04
$1,000,000 or more                    0.00                        0.00

PAGE 95
The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                   Number of Participants

Total Plan Assets                 1-99        100 or more

Less than $1 million               4%             0%

$1 million or more                 0%             0%
_________________________________________________________

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests. For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS Fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

PAGE 96
Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your initial investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. For Uniform Gifts to Minors Act (UGMA) and Uniform Transfers to Minors Act (UTMA), the initial investment is $500 and the minimum is $50 per month. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether.

The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares

PAGE 97
will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix D.

Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into one fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express
Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the UGMA or UTMA only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read its prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

PAGE 98
During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the fair value of its net assets, or

'The SEC, under the provisions of the 1940 Act, as amended, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.
PAGE 99
To start any of these plans, please write or call American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, 612-671-3733. Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1:  Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose.
This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2:  Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3:  Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4:  Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a sale and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.
PAGE 100
Retirement Accounts

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a sale of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal period ended July 31, 1996, 100% of the Fund's net investment income dividends qualified for the corporate deduction.

Capital gain distributions received by individual and corporate shareholders, if any, should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

PAGE 101
AGREEMENTS

Investment Management Services Agreement

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule:

Assets              Annual rate at
(billions)          each asset level

First $1.0              0.600%
Next   1.0              0.575
Next   1.0              0.550
Next   3.0              0.525
Over   6.0              0.500

On July 31, 1996, the daily rate applied to the Portfolio's net assets was equal to 0.535% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Growth Fund Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of Class A shares, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.

PAGE 102
The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment increased the fee by $2,298,845 for the fiscal period ended July 31, 1996.

The management fee is paid monthly. The total amount paid was $37,110,025 for the fiscal period ended July 31, 1996, $29,578,200 for fiscal year 1995, and $24,534,014 for fiscal year 1994.

Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Portfolio; and expenses properly payable by the Portfolio, approved by the board. Under the agreement, the Fund paid nonadvisory expenses of $1,977,035 for the fiscal period ended July 31, 1996, $1,647,694 for fiscal year 1995, and $2,296,838 for fiscal year 1994.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

     Assets          Annual rate
     (billions)      each asset level

     First $1.0      0.050%
     Next   1.0      0.045
     Next   1.0      0.040
     Next   3.0      0.035
     Over   6.0      0.030

On July 31, 1996, the daily rate applied to the Fund's net assets was equal to 0.037% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $2,438,358 for the fiscal period ended July 31, 1996.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with AEFC. This agreement governs AEFC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AEFC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year PAGE 103 and dividing by the number of days in the year. The rate for Class A and Class Y is $15 per year and for Class B is $16 per year. The fees paid to AEFC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $7,855,155 for the fiscal period ended July 31, 1996.

Distribution Agreement

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to American Express Financial Advisors daily. These charges amounted to $19,304,840 for the fiscal period ended July 31, 1996. After paying commissions to personal financial advisors, and other expenses, the amount retained was $652,404. The amounts were $17,037,260 and $12,310,508 for fiscal year 1995, and $18,384,527 and $6,366,755 for fiscal year 1994.

Additional information about commissions and compensation for the fiscal period ended July 31, 1996, is contained in the following table:

(1)           (2)             (3)             (4)           (5)
              Net             Compensation
Name of       Underwriting    on Redemption
Principal     Discounts and   and             Brokerage     Other
Underwriter   Commissions     Repurchases     Commissions   Compensation
AEFC             None            None         $339,272*     $2,186,389**

American
Express
Financial
Advisors      $19,304,840        None            None          None

*For further information see "Brokerage Commissions Paid to Brokers Affiliated with AEFC."
**Distribution fees paid pursuant to the Plan and Agreement of Distribution.

Shareholder Service Agreement

The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Plan and Agreement of Distribution

For Class B shares, to help American Express Financial Advisors defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and American Express Financial Advisors entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to

PAGE 104
the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND
GROUP. Under the Plan, American Express Financial Advisors is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by American Express Financial Advisors. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal period ended July 31, 1996, the Fund paid fees of $2,186,389.

Total fees and expenses

Total combined fees and nonadvisory expenses of both the Fund and the Portfolio cannot exceed the most restrictive applicable state limitation. Currently, the most restrictive applicable state expense limitation, subject to exclusion of certain expenses, is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million, on an annual basis. At the end of each month, if the fees and expenses of the Fund exceed this limitation for the Fund's fiscal year in progress, AEFC will assume all expenses in excess of the limitation. AEFC then may bill the Fund for such expenses in subsequent months up to the end of that fiscal year, but not after that date. No interest charges are assessed by AEFC for expenses it assumes. The Fund paid total fees and nonadvisory expenses of $59,783,156 for the fiscal period ended July 31, 1996.

BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members who, except for Mr. Dudley, are also board members and officers of all other funds in the IDS MUTUAL FUND GROUP. Mr. Dudley is a board member of the

PAGE 105
34 publicly offered funds. The board members and officers also are board members and officers of all five trusts in the Preferred
Master Trust Group. All shares have cumulative voting rights with respect to the election of board members.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc.,
Lockheed-Martin, the Interpublic Group of Companies, Inc.
(advertising), and FPL Group, Inc. (holding company for Florida
Power and Light).

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Executive vice president and director of AEFC.

Robert F. Froehlke+
Born in 1922
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.
Previously, senior vice president, finance and chief financial officer of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

PAGE 106
Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

Melvin R. Laird
Born in 1922
Reader's Digest Association, Inc.
1730 Rhode Island Ave., N.W.
Washington, D.C.

Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Former nine-term congressman, secretary of defense and presidential counsellor. Director, Martin Marietta Corp., Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

President of all funds in the IDS MUTUAL FUND GROUP since June
1993.  Former vice chairman of the board, Cargill, Incorporated
(commodity merchants and processors).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of
International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of AEFC.

PAGE 107
Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The
Valspar Corporation (paints).  Director, Bemis Corporation
(packaging), Donaldson Company (air cleaners & mufflers) and
General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund.

**Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Vice president-investments of all funds in the IDS MUTUAL FUND
GROUP.  Director and senior vice president-investments of AEFC.

PAGE 108
Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the IDS MUTUAL FUND GROUP. Director, senior vice president and chief financial officer of AEFC.
Director and executive vice president and controller of IDS Life
Insurance Company.

Members of the board who are not officers of the Fund or of AEFC receive an annual fee of $6,750. They also receive attendance and other fees, the cost of which the Fund shares with the other funds in the IDS MUTUAL FUND GROUP. These fees include attendance of meetings of the Board, $1,000; meetings of the Contracts Committee, $750; meetings of the Audit, Executive or Investment Review Committees, $500; meetings of the Personnel Committee, $300; out-of-state, $500; and Chair of the Contracts Committee, $5,000. Expenses for attending those meetings are also reimbursed.

During the fiscal period ended July 31, 1996, the members of the board, for attending up to 22 meetings, received the following compensation:

                                                    Compensation Table

                                     Pension or       Estimated
                      Aggregate      Retirement       annual        Total cash
                      compensation   benefits         benefit       compensation
                      from the       accrued as       upon          from the IDS
  Board member        Fund           Fund expenses*   retirement    MUTUAL FUND GROUP
  Lynne V. Cheney     $4,921         $20,998          $3,375        $69,300
  Robert F. Froehlke   4,916           4,743           3,375         69,600
  Heinz F. Hutter      4,918           1,533           1,631         69,300
  Anne P. Jones        4,961           1,020           3,375         70,800
  Donald M. Kendall    3,720          12,717           3,375         51,000
  (Part of Year)
  Melvin R. Laird      5,012           4,494           3,375         72,900
  Lewis W. Lehr        3,772          10,249           3,291         53,500
  (Part of Year)
  Edson W. Spencer     5,057           2,184           1,800         75,100
  Wheelock Whitney     4,932           2,135           3,375         70,300
  C. Angus Wurtele     4,849           1,615           3,347         66,800

On July 31, 1996, the Fund's board members and officers as a group owned less than 1% of the outstanding shares. During the fiscal period ended July 31, 1996, no board member or officer earned more than $60,000 from this Fund. All board members and officers as a group earned $161,750, including $61,688 of retirement plan benefits, from this Fund.

*The Fund had a retirement plan for its independent board members. The plan was terminated April 30, 1996.

CUSTODIAN

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave.,
Minneapolis, MN  55402-2307, through a custodian agreement.  The
Fund also retains the custodian pursuant to a custodian agreement.

PAGE 109
The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian arrangement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn, NY 11201-2775. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Morgan Stanley or in such other financial institutions as may be permitted by law and by the Fund's sub-custodian agreement.

INDEPENDENT AUDITORS

The financial statements contained in the Annual Report to shareholders for the fiscal period ended July 31, 1996, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the 1996 Annual Report to shareholders, pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS New Dimensions Fund dated Sept. 27, 1996, is hereby incorporated in this SAI by reference.

PAGE 110
APPENDIX A

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since the Portfolio may hold cash and cash-equivalent investments in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Portfolio may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Portfolio also may enter into forward contracts when management of the Portfolio believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would

PAGE 111
obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

The Portfolio will designate cash or securities in an amount equal to the value of the Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Portfolio's commitments on such contracts.

At maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

The Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

PAGE 112
Although the Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. The Portfolio may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Portfolio may buy put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

PAGE 113
All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

PAGE 114
Foreign Currency Futures and Related Options. The Portfolio may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Portfolio's investments denominated in that currency over time.

The Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. The Portfolio will not enter into an option or futures position that exposes the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

PAGE 115
APPENDIX B

OPTIONS AND STOCK INDEX FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into stock index futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying

PAGE 116
security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

'All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.

'The Portfolio will deal only in standard option contracts traded on national securities exchanges or those that may be quoted on NASDAQ (a system of price quotations developed by the National
Association of Securities Dealers, Inc.)

'The Portfolio will write options only as permitted under federal or state laws or regulations, such as those that limit the amount of total assets subject to the options. While no limit has been set by the Portfolio, it will conform to the requirements of those states. For example, California limits the writing of options to 50% of the assets of a fund.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Portfolio is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.
PAGE 117
If a covered call option is exercised, the security is sold by the Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding call options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

STOCK INDEX FUTURES CONTRACTS. Stock index futures contracts are commodity contracts listed on commodity exchanges. They currently include contracts on the Standard & Poor's 500 Stock Index (S&P 500 Index) and other broad stock market indexes such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower sub-indexes such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included.

A futures contract is a legal agreement between a buyer or seller and the clearinghouse of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) multiplied by the difference between the index value on the last trading day and the value on the day the contract was struck.

For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 x (154-150) or $2,000. If the Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 x (152-150) or $1,000.

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Unlike the purchase or sale of an equity security, no price would be paid or received by the Portfolio upon entering into futures contracts. However, the Portfolio would be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract value. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Portfolio to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called variation margin, to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as marking to market. For example, when the Portfolio enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Portfolio would be required to make a variation margin payment to the broker equal to the decline in value.

How the Portfolio Would Use Stock Index Futures Contracts. The Portfolio intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits the Portfolio to gain rapid exposure to or protect itself from changes in the market. For example, the Portfolio may find itself with a high cash position at the beginning of a market rally.
Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Portfolio can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

The Portfolio may enter into contracts with respect to any stock index or sub-index. To hedge the Portfolio successfully, however, the Portfolio must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

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Special Risks of Transactions in Stock Index Futures Contracts

1. Liquidity. The Portfolio may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Portfolio. The Portfolio may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Portfolio, and the Portfolio realizes a gain or a loss.

Positions in stock index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts transactions can currently be entered into with respect to the S&P 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities subject to the hedge. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

2. Hedging Risks. There are several risks in using stock index futures contracts as a hedging device. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements.
Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. Because of price distortion in the futures market and because of imperfect correlation between movements in stock indexes and movements in prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a short period.

Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. If this occurred, the Portfolio could lose money on the contracts and also experience a decline in the value of its portfolio securities. While this
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PAGE 120
could occur, the investment manager believes that over time the value of the portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Portfolio's securities sought to be hedged. It also is possible that if the Portfolio has hedged against a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Options on stock index futures contracts are similar to options on stock except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. If the option is closed instead of exercised, the holder of the option receives an amount that represents the amount by which the market price of the contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If the option does not appreciate in value prior to the exercise date, the Fund will suffer a loss of the premium paid.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEXES. As with options on stocks, the holder of an option on a futures contract or on a stock index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Portfolio will not purchase options unless the market for such options has developed sufficiently, so that the risks in connection with options are not greater than the risks in connection with stock index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus
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PAGE 121
transaction costs). There may be circumstances, however, when using an option would result in a greater loss to the Portfolio than using a futures contract, such as when there is no movement in the level of the stock index.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.
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APPENDIX C

MORTGAGE-BACKED SECURITIES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association
(FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. The Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.
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APPENDIX D

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

___________________________________________________________________
Regular             Market Price            Shares
Investment          of a Share              Acquired
 $100                $6.00                    16.7
  100                 4.00                    25.0
  100                 4.00                    25.0
  100                 6.00                    16.7
  100                 5.00                    20.0
 $500               $25.00                   103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).
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STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the prospectus.           prospectus to shareholders
                                         is in two columns.

2)  The layout is different          2)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

3)  Headings.                        3)  The headings in the
                                         annual report and
                                         prospectus are placed
                                         in blue strip at the top
                                         of the page.

4)  There are pictures, icons        4)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report and prospectus.        parentheses.

5)  Footnotes for charts and         5)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.

6)  The page numbers in the          6)  The prospectus begins on
    electronic document do not           page 1; however, it is
    correspond to the prospectus         numbered as page 22.  The
    sent to the shareholders.            annual report resumes on
                                         page 54 of the electronic
                                         document after the
                                         completion of the
                                         prospectus.

7)  Financial Information.           7)  Some of the figures in the
                                         Statement of changes in
                                         net assets, notes to
                                         financial statements and
                                         financial highlights, for
                                         New Dimensions have been
                                         adjusted.  A figure in the
                                         Statement of changes in
                                         net assets for Growth
                                         Trends Portfolio has also
                                         been adjusted.